CONSOLIDATED BALANCE SHEETS (Parenthetical) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY
Accounts receivable, allowance for doubtful accounts	$ 63	394	394
Ordinary shares, par value	$ 0.0005
Ordinary shares, shares authorized	474,200,000	474,200,000	474,200,000
Ordinary shares, shares issued	157,906,470	157,906,470	162,171,942
Ordinary shares, shares outstanding	157,906,470	157,906,470	162,171,942